UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2025

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-18415	38-2830092
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street	Mt. Pleasant	Michigan	48858-1649
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements
Item 4.01 Changes in Registrant's Certifying Accountant.
(b)    Engagement of New Independent Registered Public Accounting Firm
As previously reported by Isabella Bank Corporation (the "Corporation") on Form 8-K filed with the Securities and Exchange Commission on March 8, 2024, Rehmann Robson, LLC resigned as the independent registered public accounting firm of the Corporation, effective after completion of their audits of the Corporation's consolidated financial statements as of and for the year ending December 31, 2024 and internal control over financial reporting as of December 31, 2024, and the issuance of their reports thereon.
On January 27, 2025, (the "Appointment Date") the Corporation appointed Plante & Moran, PLLC ("Plante") as its new independent registered public accounting firm for the fiscal year ending December 31, 2025. The engagement of Plante, subject to completion of Plante’s standard client acceptance procedures, was approved by the Audit Committee of the Corporation's Board of Directors.
During the Corporation's two most recent fiscal years ended December 31, 2024 and December 31, 2023 and the subsequent interim period from January 1, 2025 through the Appointment Date, neither the Corporation nor anyone on its behalf consulted with Plante regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Corporation's consolidated financial statements, and neither a written report nor oral advice was provided to the Corporation that Plante concluded was an important factor considered by the Corporation in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a "reportable event" (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	January 31, 2025	By:	/s/ Jerome E. Schwind
Jerome E. Schwind, President & CEO